		Contents
Commentary
	Investment Commentary	ii

Quarterly Report to Shareholders
	President’s Letter	1
	Performance Information	3
	Portfolio of Investments	10

ii Investment Commentary

Legg Mason Value Trust, Inc.

Performance Information

Total returns for the Fund for various periods ended June 30, 2008, are presented below, along with those of a comparative index:

			Average Annual Total Returns
	Three Months	One Year	Five Years	Ten Years	Fifteen Years	Since InceptionA
Value Trust:
Primary Class	–11.07%	–36.41%	–0.40%	2.18%	10.54%	13.29%
Class R	–10.97%	–36.17%	N/A	N/A	N/A	–23.57%
Financial Intermediary Class	–10.91%	–35.99%	0.26%	N/A	N/A	–0.21%
Institutional Class	–10.86%	–35.78%	0.59%	3.19%	N/A	12.15%
S&P 500 Stock
Composite IndexB	–2.73%	–13.12%	7.58%	2.88%	9.22%	12.56%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors; for Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.68%, 1.32%, 1.03%, and 0.69%, respectively. The expense ratios represent the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008, as indicated in the Fund’s prospectus dated August 1, 2008. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

A

The Fund’s Primary Class inception date is April 16, 1982. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is March 23, 2001. The Fund’s Institutional Class inception date is December 1, 1994. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

N/A — Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

Dear Fellow Shareholder:

A group of us were standing around a few weeks ago when Warren Buffett wandered over. Chris Davis had dubbed us the Value Support Group, as we all adhered to that approach to investing. We were commiserating over how badly we had done in this market, how valuation appeared not to matter and had not for the past couple of years, how it was all about momentum and trend, and how we were all losing clients and assets over and above our losses in the market. It seemed like we needed a 12-step program to cure us of our addiction to buying beaten-up stocks trading at large discounts to our assessment of their intrinsic value.

Mason Hawkins said, “Warren, I’m an optimist. I think this whole thing can turn quickly, and surprise people. Are you an optimist?” “I’m a realist, Mason,” the sage replied. Warren went on to say he was optimistic long term, and backed that up in a talk the next morning on the remarkable history of growth, innovation, and wealth creation the U.S. had produced over the past 200-plus years. He also offered a sober assessment of the current challenges we face, and said it would take some time to work through them.

He then made the perfectly sensible point that as we are all net savers, we should be happy if stock prices declined a lot more, so we could buy even better bargains. That is a point Charlie Ellis elaborated on in his fine book, Investment Policy, a few years back. As a matter of logic, it is irrefragable. As a matter of psychology, I think most of us value investors think we have plenty enough bargains already, and may not be able to handle that many more. Or more accurately, our clients may not be able to. We are value investors because we are persuaded of the logic of buying shares of businesses when others want to sell them, and we understand that lower prices today mean higher future rates of return, and high prices today mean lower future rates of return.

The best time to buy our funds or to open an account with us has always been when we’ve had dismal performance, and the worst time has always been after a long run of excess returns. Yet we (and everyone else) get the most inflows and the most interest AFTER we’ve done well, and the most redemptions and client terminations AFTER we’ve done poorly. It will always be so because that is the way people behave.

John Rogers, the founder of Ariel Investments, came in to see us last week. John has been an outstanding investor for 25 years or so, but like almost all value types, is going through one of his toughest periods now. His assets are down, similar to the experience we’ve had. He said it was the most difficult market he’d seen, a judgment I would have given to the 1989-1990 market, up until the frenzy erupted over Fannie Mae and Freddie Mac, which sent financials to what looks like a capitulation low on July 15. I am now in John’s camp.

A point he made that I have likewise noted to our team is that this is the only market I have seen where you could just read the headlines in the papers, react to them, and make

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary v

an excess return. I have used the mantra to our analysts that if it’s in the papers, it’s in the price – which used to be correct. Indeed, it borders on cliché in the business that by the time something makes the cover of the major news or business publications, you can make money by doing the opposite. There is solid academic research to back this up. But in the past two years, you didn’t need to know anything except to sell what the headlines were negative about (anything related to real estate, the consumer, or finance) and buy anything that was going up and that everybody liked (energy, materials, industrials).

I am reminded of what John Maynard Keynes, himself a great investor, said once about investing, “It is the one sphere of life and activity where victory, security, and success is always to the minority and never to the majority. When you find anyone agreeing with you, change your mind. When I can persuade the Board of my Insurance Company to buy a share, that, I am learning from experience, is when I should sell it.”

It has been explained to me that it was obvious we should not have owned homebuilders, or retailers or banks, and that I should have known better than to invest in such things. It was also obvious that growth in China and India and other developing countries would drive oil and other commodities to record levels and that related equities were the thing to own. “Don’t you even read the papers?” was a common comment.

While I am quite aware of our mistakes, both of commission and omission, when I ask what is obvious NOW, there is little consensus. If there is something obvious to do that will earn excess returns, then we certainly want to do it.

Is it obvious financials should be bought now, having reached the most oversold levels since the 1987 Crash, and the lowest valuations since the last great buying opportunity in 1990 and 1991? Or is it obvious they should be avoided, since the credit problems are in the papers every day and write-offs and provisioning will likely continue into 2009?

Is it obvious energy stocks should be bought on this correction in oil prices from $147 to $123, a correction that has wiped 25 points off the prices of companies like XTO Energy and Chesapeake Energy in just a few weeks? Or is it obvious that oil had reached bubble levels at $147, and that buying the stocks here, down 30% from their highs, is akin to buying homebuilders down 30% from their highs in 2005? If you had bought Tesoro Petroleum or Valero Petroleum when their prices broke late last fall –remember the Golden Age of Refining story that took Tesoro from under $4 to over $60? – you would be looking at losses in this year greater than if you had bought Citibank or Merrill Lynch.

I do think some things are obvious: it is obvious the credit crisis will end, and it is obvious the housing crisis will end, and that credit markets will function satisfactorily and house prices will stop going down and then start moving higher. It is obvious that

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi Investment Commentary

the American consumer will spend sufficiently to keep the economy moving forward long term. It is obvious that the U.S. economy, already the most productive in the world, will get even more productive and will adapt and grow. It is obvious stock prices will be higher in the future than they are now.

Sir John Templeton died a few weeks ago, full of riches and honors, as he so deserved to be. The legendary value investor got his grubstake by famously buying shares of companies selling for $1 a share or less when war began in 1939. He didn’t know then that the war in Europe would spread to engulf the world, nor how long it would last, nor how low prices would ultimately go. He always said he tried to buy at the point of maximum pessimism, but he never knew when that was. He was, though, a long-term optimist, as is Mr. Buffett, as am I.

Bill Miller

July 27, 2008

DJIA: 11,370.69 (July 25, 2008)

All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The views expressed in this commentary reflect solely those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders 1

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended June 30, 2008. Total returns for various periods ended June 30, 2008 are:

	Total Returns
	Three Months	Twelve Months
Value Trust:
Primary Class	–11.07%	–36.41%
Class R	–10.97%	–36.17%
Financial Intermediary Class	–10.91%	–35.99%
Institutional Class	–10.86%	–35.78%
S&P 500 Stock Composite IndexA	–2.73%	–13.12%
Value Line IndexB	–4.72%	–24.63%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class visit www.leggmason.com/individualinvestors; for Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

A

A market-capitalization weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Composed of approximately 1700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2 Quarterly Report to Shareholders

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

July 28, 2008

Quarterly Report to Shareholders 3

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value Line indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4 Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-36.41%	-36.41%
Five Years	-2.00%	-0.40%
Ten Years	+24.03%	+2.18%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders 5

Growth of a $1,000,000 Investment — Class R

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-36.17%	-36.17%
Life of Class*	-33.26%	-23.57%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6 Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-35.99%	-35.99%
Five Years	+1.31%	+0.26%
Life of Class*	-1.51%	-0.21%

*	Inception date: March 23, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders 7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-35.78%	-35.78%
Five Years	+2.99%	+0.59%
Ten Years	+36.92%	+3.19%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of June 30, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (As of June 30, 2008)

Security	% of Net Assets
The AES Corp.	9.2%
Amazon.com Inc.	7.3%
Aetna Inc.	5.8%
eBay Inc.	4.8%
Google Inc.	4.3%
UnitedHealth Group Inc.	4.2%
J.P. Morgan Chase and Co.	4.2%
General Electric Co.	3.9%
Hewlett-Packard Co.	3.8%
Citigroup Inc.	3.8%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders 9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2008E
1. Sprint Nextel Corp.	+42.0%
2. Google Inc.	+19.5%
3. The AES Corp.	+15.2%
4. Amgen Inc.	+12.9%
5. Nucor Corp.	+11.0%
6. Time Warner Inc.	+6.0%
7. The Goldman Sachs Group Inc.	+5.9%
8. International Business Machines Corp.	+3.4%
9. Amazon.com Inc.	+2.9%
10. CA Inc.	+2.8%

Weakest performers for the quarter ended June 30, 2008E
1. American International Group Inc.	-38.5%
2. Freddie Mac	-34.5%
3. Yahoo! Inc.	-28.6%
4. Sears Holding Corp.	-27.9%
5. General Electric Co.	-27.1%
6. UnitedHealth Group Inc.	-23.6%
7. Capital One Financial Corp.	-22.2%
8. Merrill Lynch and Co. Inc.	-21.6%
9. Citigroup Inc.	-20.8%
10. Countrywide Financial Corp.	-20.3%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
None	Centex Corp.
KB HOME
Pulte Homes Inc.
Visa Inc.
Wachovia Corp.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

10 Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

June 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.9%

Consumer Discretionary — 19.8%
Internet and Catalog Retail — 7.7%
Amazon.com Inc.	9,644,866	$707,258,024	A
Expedia Inc.	2,070,536	38,056,451	A

		745,314,475

Leisure Equipment and Products — 3.1%
Eastman Kodak Co.	20,720,150	298,991,765	B

Media — 3.6%
Time Warner Inc.	23,203,400	343,410,320

Multiline Retail — 5.4%
J.C. Penney Co. Inc.	4,808,300	174,493,207
Sears Holdings Corp.	4,741,100	349,229,426	A

		523,722,633

Financials — 19.7%
Capital Markets — 2.9%
Merrill Lynch and Co. Inc.	6,305,600	199,950,576
The Goldman Sachs Group Inc.	480,850	84,100,665

		284,051,241

Consumer Finance — 1.9%
Capital One Financial Corp.	4,919,000	186,971,190

Diversified Financial Services — 8.0%
Citigroup Inc.	21,737,350	364,317,986
J.P. Morgan Chase and Co.	11,785,300	404,353,643

		768,671,629

Insurance — 2.7%
American International Group Inc.	9,681,000	256,159,260

Quarterly Report to Shareholders 11

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — 4.2%
Countrywide Financial Corp.	28,261,800	$120,112,650
Freddie Mac	17,711,635	290,470,814

		410,583,464

Health Care — 12.5%
Biotechnology — 2.5%
Amgen Inc.	5,083,510	239,738,332	A

Health Care Providers and Services — 10.0%
Aetna Inc.	13,884,000	562,718,520
UnitedHealth Group Inc.	15,553,400	408,276,750

		970,995,270

Industrials — 3.9%
Industrial Conglomerates — 3.9%
General Electric Co.	14,188,200	378,683,058

Information Technology — 29.7%
Communications Equipment — 2.7%
Cisco Systems Inc.	11,104,200	258,283,692	A

Computers and Peripherals — 7.3%
Hewlett-Packard Co.	8,318,800	367,774,148
International Business Machines Corp.	2,901,800	343,950,354

		711,724,502

Internet Software and Services — 12.6%
eBay Inc.	16,837,000	460,155,210	A
Google Inc.	791,780	416,808,827	A
Yahoo! Inc.	16,525,000	341,406,500	A

		1,218,370,537

12 Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — 2.3%
Texas Instruments Inc.	7,861,400	$221,377,024

Software — 4.8%
CA Inc.	9,846,500	227,355,685
Electronic Arts Inc. (EA)	5,278,632	234,529,620	A

		461,885,305

Materials — 0.4%
Metals and Mining — 0.4%
Nucor Corp.	452,800	33,810,576

Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.0%
Qwest Communications International Inc.	74,642,800	293,346,204

Wireless Telecommunication Services — 0.7%
Sprint Nextel Corp.	6,533,882	62,071,879

Utilities — 9.2%
Independent Power Producers and Energy Traders — 9.2%
The AES Corp.	46,039,390	884,416,682	A,B

Total Common Stocks and Equity Interests
(Cost — $9,195,986,742)		9,552,579,038

Quarterly Report to Shareholders 13

	Shares/Par	Value
Repurchase Agreements — 0.7%
Bank of America 2.20%, dated 6/30/08, to be repurchased at $33,021,371 on 7/1/08 (Collateral: $33,890,000 Fannie Mae Note, 3.38%, due 6/11/10, value $33,979,277)	$33,019,353	$33,019,353

Goldman Sachs & Co. 2.36% dated 6/30/08, to be repurchased at $33,021,518 on 7/1/08 (Collateral: $35,151,995 Fannie Mae mortgage-backed securities, 5.000%, due 5/1/38, value $33,843,559)	33,019,353	33,019,353

Total Repurchase Agreements (Cost — $66,038,706)		66,038,706

Total Investments — 99.6% (Cost — $9,262,025,448)C		9,618,617,744
Other Assets Less Liabilities — 0.4%		43,102,000

Net Assets — 100.0%		$9,661,719,744

Net Asset Value Per Share:
Primary Class		$41.36

Class R		$46.09

Financial Intermediary Class		$46.28

Institutional Class		$47.56

A	Non-income producing.
B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2008, the total market value of Affiliated Companies was $1,183,408,447, and the cost was $1,103,729,291.

C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,953,549,496
Gross unrealized depreciation	(2,596,957,200)

Net unrealized appreciation	$356,592,296

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary